UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Form 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2016

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YATRA USA CORP.

(Exact name of registrant as specified in its charter)

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Delaware	001-36547	46-4388636
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3225 McLead Drive, #100

Las Vegas, Nevada 89121

(Address of Principal Executive Offices) (Zip Code)

+91 124 3040500

(Registrant’s Telephone Number, Including Area Code)

TERRAPIN 3 ACQUISITION CORPORATION

c/o Terrapin Partners, LLC

1700 Broadway, 18th Floor

New York, New York 10019

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On December 16, 2016, the business combination (the “Transaction”) of Terrapin 3 Acquisition Corporation (the “Company”) and Yatra Online, Inc. (“Yatra”) was completed pursuant to the terms of the Amended and Restated Business Combination Agreement, dated as of September 28, 2016, by and among Yatra, T3 Parent Corp., T3 Merger Sub Corp., the Company, MIHI LLC (“MIHI”) (solely for the purposes set forth therein) and Shareholder Representative Services LLC, as amended (the “Business Combination Agreement”). In connection with the consummation of the Transaction, the Company became a partially-owned subsidiary of Yatra and its name was changed to Yatra USA Corp., and the following agreements were entered into among the various parties to the Transaction:

Exchange and Support Agreement

The Company, Yatra and the holders (the “Exchanging Shareholders”) of the Company’s Class F common stock, par value $0.0001 per share (the “Class F Common Stock”), entered into an Exchange and Support Agreement, dated as of December 16, 2016 (the “Exchange and Support Agreement”). Pursuant to the terms of the Exchange and Support Agreement, commencing on November 16, 2017, the Exchanging Shareholders have the right from time to time to exchange any or all of their shares of Class F Common Stock for the same amount of Yatra ordinary shares, par value $0.0001 per share (the “Yatra Ordinary Shares”). Upon any such exchange, a corresponding number of Yatra Class F Shares, par value $0.0001 per share (the “Yatra Class F Shares”), will be surrendered to Yatra and canceled. The right to make such exchange will expire on December 16, 2021.

The foregoing is a summary of the material terms of the Exchange and Support Agreement, and is qualified in its entirety by reference to the full text of the Exchange and Support Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Amendment to Forward Purchase Contract

The Company and MIHI entered into an Amendment, dated December 16, 2016 (the “Forward Purchase Contract Amendment”), to the Forward Purchase Contract, dated July 16, 2014, between the Company and MIHI (the “Forward Purchase Contract”). Pursuant to the terms of the Forward Purchase Contract Amendment, MIHI purchased one-half of the number of the shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), and the number of warrants to purchase shares of Class A Common Stock that it agreed to purchase pursuant to the Forward Purchase Contract, immediately prior to the consummation of the Transaction. MIHI also relinquished the right to acquire any shares of Class F Common Stock under the Forward Purchase Contract. As a result, on December 16, 2016, MIHI purchased 2,000,000 shares of Class A Common Stock and 2,000,000 warrants to purchase shares of Class A Common Stock for an aggregate purchase price of $20.0 million.

The foregoing is a summary of the material terms of the Forward Purchase Contract Amendment, and is qualified in its entirety by reference to the full text of the Forward Purchase Contract Amendment, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Forfeiture Agreement

The Company and the holders of Class F Common Stock entered into a Letter Agreement, dated December 16, 2016 (the “Forfeiture Agreement”), pursuant to which such holders forfeited to the Company one-half of the shares of Class F Common Stock held by such holders, effective as of immediately prior to the consummation of the Transaction (except that, because MIHI relinquished the right to acquire shares of Class F Common Stock pursuant to the Forward Purchase Contract Amendment, it forfeited 105,781 of its 1,211,563 shares of Class F Common Stock).

The foregoing is a summary of the material terms of the Forfeiture Agreement, and is qualified in its entirety by reference to the full text of the Forfeiture Agreement, a copy of which is attached as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On December 16, 2016, the Transaction was completed pursuant to the terms of the Business Combination Agreement. Under the Business Combination Agreement, as the first step in the business combination, T3 Merger Sub Corp. merged with and into the Company with the Company surviving the merger (the “First Merger”) as a partially owned subsidiary of T3 Parent Corp.

Immediately following the First Merger, T3 Parent Corp. merged with and into Yatra with Yatra surviving the merger (the “Second Merger” and together with the First Merger, the “Mergers”), pursuant to which the Company became a partially owned subsidiary of Yatra. Pursuant to the terms of the Business Combination Agreement, at the effective time of the Mergers: (i) the holders of the Class A Common Stock who did not properly redeem their shares of Class A Common Stock in connection with the stockholder vote to approve the Business Combination Agreement, became entitled to receive, one Yatra Ordinary Share in exchange for each share of Class A Common Stock held by them; (ii) the holders of the Class F Common Stock, retained their shares of Class F Common Stock and received one Yatra Class F Share for each share of Class F Common Stock held by them; and (iii) the holders of Yatra Ordinary Shares continued to hold one Ordinary Share for each Ordinary Share held by them. The Yatra Class F Shares are voting shares only and have no economic rights. Commencing on November 16, 2017, the holders of Class F Common Stock will be entitled from time to time to exchange their shares of Class F Common Stock for Yatra Ordinary Shares (on a share for share basis) and, upon such exchange, an equal number of Yatra Class F Shares held by the exchanging shareholder will be converted by Yatra into 0.00001 of an Ordinary Share for each Class F Share converted. As a result of the Transaction, each of the Company’s outstanding warrants ceased to represent a right to acquire shares of Class A Common Stock and instead represent the right to acquire the same number of Yatra Ordinary Shares, at the same exercise price and on the same terms as in effect immediately prior to the closing of the Transaction.

Yatra’s Ordinary Shares commenced trading on The NASDAQ Stock Market LLC (“NASDAQ”) under the ticker symbol “YTRA” on December 19, 2016. Following the completion of the Transaction, Yatra has 32,109,465 ordinary shares and 3,159,375 Class F shares outstanding.

The foregoing description of the Mergers and the Business Combination Agreement is qualified in its entirety by reference to the Business Combination Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing; Material Modification to Rights of Security Holders.

On December 16, 2016, in connection with the consummation of the Transaction, the Company notified NASDAQ that the Mergers had become effective and requested that NASDAQ file a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to notify the Securities and Exchange Commission (the “SEC”) that the Company’s Class A Common Stock, warrants and units were to be delisted and deregistered under Section 12(b) of the Exchange Act. As a result of the Mergers having become effective, NASDAQ determined to permanently suspend trading of the Company’s Class A Common Stock, warrants and units after the close of trading on December 16, 2016. The deregistration will become effective 10 days from the filing of the Form 25. The Company intends to file a Form 15 with the SEC in order to complete the deregistration of the Company’s securities under the Exchange Act.

Item 3.02.	Unregistered Sales of Equity Securities.

To the extent required by Item 3.02 of Form 8-K, the disclosure set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this item 3.02.

Item 3.03.	Material Modifications to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the disclosure set forth in Items 1.01 and 2.01 of this Current Report on Form 8-K is incorporated by reference in this item 3.03.

Item 5.01.	Changes in Control of Registrant.

To the extent required by Item 5.01 of Form 8-K, the disclosure set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the consummation of the Transaction, each of Nathan Leight, Sanjay Arora, Jonathan Kegan, Rob Redmond, George Brokaw and Victor Mendelson ceased to be a director of the Company. Following the Transaction, Yatra, as the sole holder of shares of Class A Common Stock, appointed Dhruv Shringi and Alok Vaish to serve as directors of the Company.

Also, in connection with consummation of the Transaction, the following officers of the Company resigned their respective positions: Sanjay Arora (Chief Executive Officer) and Guy Barudin (Chief Operating Officer and Chief Financial Officer). Following the Transaction, the board of directors of the Company appointed the following officers: Dhruv Shringi (President and Chief Executive Officer), Alok Vaish (Chief Financial Officer) and Darpan Batra (Secretary and Treasurer).

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the consummation of the Transaction, at the effective time of the First Merger, the amended and restated articles of incorporation of the Company were amended to name the surviving corporation “Yatra USA Corp.” and to otherwise read the same as the articles of incorporation of T3 Merger Sub Corp. in effect immediately prior to the effective time of the Mergers and as so amended are the articles of incorporation of the surviving corporation. The articles of incorporation of the surviving corporation are attached as Exhibit 3.1 hereto and incorporated herein by reference.

On December 16, 2016, the Company issued a press release announcing the completion of the Transaction. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
2.1*	Amended and Restated Business Combination Agreement, dated September 28, 2016, by and among the Company, Yatra, T3 Parent Corp., T3 Merger Sub Corp., MIHI and Shareholder Representative Services LLC, solely in its capacity as the Shareholders’ Representative (incorporated by reference to Exhibit 2.1 of the Registrant’s Current Report on Form 8-K, filed with the SEC on September 30, 2016).

3.1	Articles of Incorporation of Yatra USA Corp.

10.1	Exchange and Support Agreement, dated December 16, 2016, by and among, Yatra, the Company, and the holders of Class F Common Stock party thereto.

10.2	Forward Purchase Contract Amendment, dated as of December 16, 2016, between MIHI, the Company and Yatra.

10.3	Letter Agreement, dated as of December 16, 2016, by and among the Company, Yatra, MIHI, Apple Orange LLC, Noyac Path LLC, Periscope, LLC, Terrapin Partners Employee Partnership 3 LLC, Terrapin Partners Green Employee Partnership, LLC, Jonathan Kagan, George Brokaw and Victor Mendelson.

99.1	Press Release, dated December 16, 2016.

* Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YATRA USA CORP.

By:	/s/ Dhruv Shringi
	Name:	Dhruv Shringi
	Title:	Chief Executive Officer

Date: December 22, 2016

EXHIBIT INDEX

Exhibit No.	Description
2.1*	Amended and Restated Business Combination Agreement, dated September 28, 2016, by and among the Company, Yatra, T3 Parent Corp., T3 Merger Sub Corp., MIHI and Shareholder Representative Services LLC, solely in its capacity as the Shareholders’ Representative (incorporated by reference to Exhibit 2.1 of the Registrant’s Current Report on Form 8-K, filed with the SEC on September 30, 2016).

3.1	Articles of Incorporation of Yatra USA Corp.

10.1	Exchange and Support Agreement, dated December 16, 2016, by and among, Yatra, the Company, and the holders of Class F Common Stock party thereto.

10.2	Forward Purchase Contract Amendment, dated as of December 16, 2016, between MIHI, the Company and Yatra.

10.3	Letter Agreement, dated as of December 16, 2016, by and among the Company, Yatra, MIHI, Apple Orange LLC, Noyac Path LLC, Periscope, LLC, Terrapin Partners Employee Partnership 3 LLC, Terrapin Partners Green Employee Partnership, LLC, Jonathan Kagan, George Brokaw and Victor Mendelson.

99.1	Press Release, dated December 16, 2016.

* Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.